Filed pursuant to Rule 497(e)
1933 Act File No. 333-12745
1940 Act File No. 811-07831

FMI Funds, Inc.

June 27, 2016

Supplement to the Summary Prospectuses and Prospectus
each dated January 29, 2016, as supplemented to date

FMI Large Cap Fund and FMI Common Stock Fund Re-Opening to All Investors

The FMI Large Cap Fund and the FMI Common Stock Fund (together, the “Funds”) have been closed to new investors.  The Board of Directors of the FMI Large Cap Fund and the FMI Common Stock Fund recently voted to re-open both Funds to all investors.  The FMI Large Cap Fund and the FMI Common Stock Fund will both re-open to all investors effective June 30, 2016.  All references to the FMI Large Cap Fund and the FMI Common Stock Fund being closed to new investors are hereby deleted from the Summary Prospectuses and the Prospectus effective as of June 30, 2016.

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The date of this Supplement is June 30, 2016.

Please retain this Supplement for future reference.